UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (date of earliest event reported): June 13, 2017

Fox Factory Holding Corp.
(Exact name of Registrant as Specified in its Charter)

Delaware	001-36040	26-1647258
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification Number)
915 Disc Drive
Scotts Valley, California 95066
(Address of Principal Executive Offices) (Zip Code)
(831) 274-6500
(Registrant’s Telephone Number, Including Area Code)
N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
 ☒

Section 5    Corporate Governance and Management

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(d)
On June 13, 2017, per the recommendation of its Nominating and Corporate Governance Committee, the Board of Directors (the “Board”) of Fox Factory Holding Corp. (the “Company”) elected Ms. Elizabeth Fetter as a Class I director of the Company, effective immediately, to fill the vacancy created by Mr. Joseph Hagin’s resignation as a director of the Company. Ms. Fetter will serve as a director until the next election of Class I directors at the Company’s annual meeting of shareholders to be held in 2020 or Ms. Fetter’s earlier death, resignation, or removal. Ms. Fetter has also been designated as a member of the Board’s Audit Committee and Compensation Committee.
There are no arrangements or understandings between Ms. Fetter and any other person pursuant to which she was elected as a director, and as of the date hereof, there are no transactions or proposed transactions between Ms. Fetter and the Company that require disclosure pursuant to Item 404(a) of Regulation S-K (17 CFR 229.404(a)).
As a non-employee director, Ms. Fetter will receive compensation in the same manner as the Company’s other non-employee directors, through the Non-employee Director Compensation Policy, the terms of which the Company previously disclosed in its definitive proxy statement on Schedule 14A, filed with the Securities and Exchange Commission on March 23, 2017.
The Company also expects to enter into an Indemnification Agreement with Ms. Fetter, the form of which is included as Exhibit 10.1 to the Company’s Form S-1, filed July 8, 2013. The Indemnification Agreement will require the Company, among other things, to indemnify Ms. Fetter against liabilities that may arise by reason of her status with the Company or service to the Company. The Indemnification Agreement will also require the Company to advance all expenses incurred by Ms. Fetter in investigating or defending any such action, suit, or proceeding. The foregoing discussion of the terms of the form of Indemnification Agreement is qualified in its entirety by reference to the full text of the form of Indemnification Agreement.
On June 13, 2017, the Company issued a press release regarding Ms. Fetter’s election, which is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference into this Item 5.02.

Section 9	Financial Statements and Exhibits

Item 9.01	Financial Statements and Exhibits.

(d)

99.1        Press Release of the Company dated June 13, 2017

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

FOX FACTORY HOLDING CORP.

	By:	/s/ Zvi Glasman
June 13, 2017		Zvi Glasman
Chief Financial Officer and Treasurer